INVENTORY - Summary of Inventories (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Inventory, Net [Abstract]
Raw materials	$ 837	$ 640
Work in process	264	803
Finished goods	804	425
Total	$ 1,905	$ 1,868